UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CARLISLE COMPANIES INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 I I CARLISLE COMPANIES INCORPORATED THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/06/20 at 08:00A.M. MT .... c., N Return this ionn Vote In person in the tndooed the dily of the envelope. Visit www.ProxyVote.com Call 1 00-'1 683 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those PfOposals we are permitted to vote on by New York Stock Exchange rules. If you sign and r eturn this form, we will vote any unmarked items based on the bo<rd's rewmmendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. X E94577-P33683 1 OF 2 PAGE THIS VOTING INSTRUCTION FORM IS VAUD ONLY WHEN SIGNED AND DATED.PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in penon. Nominees : CARLISLE COMPANIES INCORPORATEDPlease check this box if you plan to attend the Meeting and 0 The Board reco111111ends you vote FOR the toll ow1 ng proposal (s): 1 through 3 1. To elect the three directors nominated by the Board of Directors ,For Against Abstain 1 a. Robert G . Bohn000 1b. Gregg A. Ostrander0 0 0 1c. Jesse G . Singh0 0 0 For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020. 00 0 3. To approve, an an advisory basis , the Company's nan ed executive officer compensation in 2019. 00 0 4. To transact any other business properly brought before the meeting . DESCRIPTION OF VOTING RIGHTS In accordance with the Company's Restated Certificate of Incorporation, the number of votes each shareholder will be entitled to cast at the annual meeting wi 11 depend on when the shares were acquired and whether there has been a change in benefic1 al ownership si nee the date of acqu1 sit ion. Shares acquired AFTER March 10, 2016 are enti t 1 ed to one vote per share at the 2020 annual meeting. Shares are entitled to 5 votes per share at the 2020 annual meeting if they were acquired BEFORE March 11, 2016 and have been held continuously by the same beneficial owner since they were acquired. Please confirm below the number of shares benefic;ally owned for each category as of March 11 , 2020: Number of shares acquired BEFORE March 11, 2016 and entitled to 5 votes per share. Number of shares acquired AFTER March 10, 2016 and entitled to 1 vote per share. If you do not provide confirmation , all shares will be entitled to 1 vote per share. The Board of Directors reserves the right to require evidence to support th1s conflrn at1on. Signature [PLEASE SIGN WITHIN BOX] Make your vote count. Vote must be received by 0510512020 to be counted. .......1... .1 -mDB.J.&t post<1!19'paidm....ting. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

II II ........I.. _.. N PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not I I V2.0 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding''. Please note that if you do not respond to this notice. Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: •The issuer agrees to have its documents Househeld. •You agree to or do not object to the Householding of your materials. •You have the same last name and exact address as another shareholder(s). you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2020.

CARLISLE COMPANIES INCORPORATED

CARLISLE

CARLISLE COMPANIES INCORPORATED
16430 NORTH SCOTTSDALE ROAD, SUITE 400
SCOTTSDALE, AZ 85254
ATTN: SCOTT C. SELBACH

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D03859

D03859-P36316

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 11, 2020
Date: May 6, 2020 **Time:** 8:00 AM MT
Location: Carlisle Companies Incorporated
16430 North Scottsdale Road
Suite 400
Scottsdale, Arizona 85254

DUE TO THE CURRENT CORONAVIRUS (COVID-19) PANDEMIC, THE COMPANY MAY DECIDE UPON NOTICE TO CHANGE THE DATE, TIME OR LOCATION OF THE ANNUAL MEETING.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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- Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow [ XXXX XXXX XXXX XXXX[ (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for 2) BY TELEPHONE: 1-800-579-1639 - How To Vote - Please Choose One of the Following Voting Methods P36316-01S 1 1 2 OF 4 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.You may obtain directions to the 2020 Annual Meeting in order to vote in person by visiting the Company's website at: www.carlisle.com/investors/events-and-presentations. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -7[XXXX XXXX XXXX XXXXI (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: Notice of 2020 Annual Meeting of Stockholders Proxy Statement 2019 Annual Report Form I 0-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow [XXXX XXXX xxxx XXXX[ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. To elect the three directors nominated by the Board of Directors. Nominees: 1 a. Robert G. Bohn 1 b. Gregg A. Ostrander 1 c. Jesse G. Singh 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020. 3. To approve, on an advisory basis, the Company's named executive officer compensation in 2019. 4. To transact any other business properly brought before the meeting. '0"0' P36316-01S 1 2 M a D 3 OF 4

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